UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2021

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further discussed below in Item 5.07, on May 6, 2021, at the 2021 annual meeting of stockholders (the “Annual Meeting”) of Acadia Healthcare Company, Inc. (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s Incentive Compensation Plan, as amended (the “Plan”). The Amendment increased by 4,500,000 the aggregate number of shares of the Company’s common stock which may be issued or used for reference purposes for awards granted under the Plan and includes certain other changes with respect to the Plan. A summary of the material terms of the Amendment and the Plan is set forth on pages 7 through 11 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2021. The summary and the foregoing description of the Amendment and the Plan are qualified in their entirety by reference to the text of the Amendment and the Plan, copies of which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 6, 2021. The proposals considered at the Annual Meeting were voted on as follows:

1.    The individuals listed below were elected to serve as Class I directors until the Company’s annual meeting of stockholders in 2024 or until their successors have been elected and take office. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
E. Perot Bissell	70,951,211	10,840,184	42,258	1,946,133
Vicky B. Gregg	80,812,152	1,003,446	18,055	1,946,133
Debra K. Osteen	81,428,048	387,626	17,979	1,946,133

2.    The Company’s stockholders approved an amendment to the Acadia Healthcare Company, Inc. Incentive Compensation Plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
80,121,413	1,692,456	19,784	1,946,133

3.    The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Company’s definitive proxy statement filed with the SEC on March 24, 2021), by the following vote:

For	Against	Abstain	Broker Non-Votes
81,157,344	652,161	24,148	1,946,133

4.    The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, by the following vote:

For	Against	Abstain
83,266,737	491,862	21,187

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Acadia Healthcare Company, Inc. Incentive Compensation Plan(a)

10.2	First Amendment to the Acadia Healthcare Company, Inc. Incentive Compensation Plan(b)

10.3	Second Amendment to the Acadia Healthcare Company, Inc. Incentive Compensation Plan(c)

(a)	Incorporated by reference to exhibits filed with the Company’s registration statement on Form S-8 filed July 30, 2013 (File No. 333-190232).
(b)	Incorporated by reference to exhibits filed with the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2016 (File No. 001-35331).
(c)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on March 24, 2021 (File No. 001-35331).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2021	ACADIA HEALTHCARE COMPANY, INC.

	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel